UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): October 23, 2007

KeyOn Communications Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136487	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On October 22, 2007, our board of directors approved a 1-for-2 reverse stock split (the “Reverse Split”) of our common stock, par value $0.001 per share (the “Common Stock”). The Reverse Split was duly approved by a majority of our stockholders on October 23, 2007.

Pursuant to the Reverse Split, every two (2) shares of our issued and outstanding Common Stock as presently classified will be reclassified and combined into one (1) whole post-split share of the Registrant’s Common Stock. No fractional shares of the Registrant’s Common Stock will be issued in connection with the Reverse Split. Stockholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share. We have requested that the post-split shares begin trading on the OTC Bulletin Board as soon as is reasonably practicable.

After the Reverse Split becomes effective, each stockholder’s percentage ownership interest in us and proportional voting power will remain virtually unchanged except for minor changes that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of our Common Stock will be substantially unaffected by the Reverse Split. All issued and outstanding options, warrants, and convertible securities will be appropriately adjusted for the Reverse Split.

In connection with the Reverse Split there is no requirement that stockholders obtain new or replacement stock certificates. The presently issued certificates shall be deemed for all purposes to represent the number of post-split shares that result from the Reverse Split. Each stockholder of record of shares of our Common Stock outstanding immediately prior to the Reverse Split may, but shall not be required to, contact our Transfer Agent to exchange the certificates originally representing such stockholder’s shares of pre-split Common Stock for new certificates representing the number of whole shares of post-split Common Stock into which the shares have been converted. There may be a fee for such new certificates. Otherwise, new certificates shall be issued upon any transfer of shares of Common Stock after the Reverse Split. The contact information for our transfer agent is:

Empire Stock Transfer Inc.
2470 Saint Rose Pkwy, Suite 304
Henderson, NV 89074
Telephone: (702) 818-5898
Fax: (702) 974-1444

Item 5.03. Amendment of Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 24, 2007, we filed a certificate of amendment to our certificate of incorporation in order to effectuate the Reverse Split. The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits .

(d)

Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: October 29, 2007	By:	/s/ Jonathan Snyder
Name: Jonathan Snyder
Title: Chief Executive Officer